                                                              Exhibit 4.1











                       McCORMICK & COMPANY, INCORPORATED,

                                                   as Issuer,

                                       and

                                 SUNTRUST BANK,

                                                   as Trustee



                         -------------------------------



                                    INDENTURE



                         Dated as of September [_], 2000

              Reconciliation and tie between Trust Indenture Act of
               1939 and Indenture, dated as of September [_], 2000

Trust Indenture Act Section                                                       Indenture  Section
---------------------------                                                       ------------------
 Section 310 (a) (1)  .....................................................       6.9
             (a) (2)  .....................................................       6.9
             (a) (3)  .....................................................       Not Applicable
             (a) (4)  .....................................................       Not Applicable
             (a) (5)  .....................................................       6.9
             (b)      .....................................................       6.8, 6.10
 Section 311 (a)      .....................................................       6.13(a)
             (b)      .....................................................       6.13(b)
             (b) (2)  .....................................................       7.3(a)(2), 7.3(b)
Section 3.12 (a)      .....................................................       7.1, 7.2(a)
             (b)      .....................................................       7.2(b)
             (c)      .....................................................       7.2(c)
Section 3.13 (a)      .....................................................       7.3(a)
             (b)      .....................................................       7.3(b)
             (c)      .....................................................       7.3(a), 7.3(b)
             (d)      .....................................................       7.3(c)
Section 3.14 (a)      .....................................................       7.4
             (b)      .....................................................       Not Applicable
             (c) (1)  .....................................................       1.2
             (c) (2)  .....................................................       1.2
             (c) (3)  .....................................................       Not Applicable
             (d)      .....................................................       Not Applicable
             (e)      .....................................................       1.2
Section 3.15 (a)      .....................................................       6.1(a)
             (b)      .....................................................       6.2, 7.3(a) (6)
             (c)      .....................................................       6.1(b)
             (d)      .....................................................       6.1(c)
             (d) (1)  .....................................................       6.1(a) (1)
             (d) (2)  .....................................................       6.1(c) (2)
             (d) (3)  .....................................................       6.1(c) (3)
             (e)      .....................................................       5.14
Section 3.16 (a) (1)  .....................................................       1.1
             (a) (1)  (A)..................................................       5.2, 5.12
             (a) (1)  (B)..................................................       5.13
             (a) (2)  .....................................................       Not Applicable
             (b)      .....................................................       5.8
Section 3.17 (a) (1)  .....................................................       5.3
             (a) (2)  .....................................................       5.4
             (b)      .....................................................       10.3


Section 3.18 (a)      .....................................................       1.7

------------------------------
Note:    This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                      TABLE OF CONTENTS (1)
                                      ---------------------

RECITALS OF THE COMPANY...........................................................................................1

ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.................................................1
            Section 1.1        Definitions........................................................................1
            Section 1.2        Compliance Certificates and Opinions...............................................9
            Section 1.3        Form of Documents Delivered to Trustee............................................10
            Section 1.4        Acts of Holders...................................................................11
            Section 1.5        Notices, etc. to Trustee and Company..............................................12
            Section 1.6        Notice to Holders; Waiver.........................................................12
            Section 1.7        Conflict with Trust Indenture Act.................................................13
            Section 1.8        Effect of Headings and Table of Contents..........................................13
            Section 1.9        Successors and Assigns............................................................13
            Section 1.10       Separability Clause...............................................................13
            Section 1.11       Benefits of Indenture.............................................................13
            Section 1.12       Governing Law.....................................................................13
            Section 1.13       Legal Holidays....................................................................13
            Section 1.14       Certain Matters Relating to Currencies............................................14

ARTICLE II SECURITY FORMS........................................................................................14
            Section 2.1        Forms Generally...................................................................14
            Section 2.2        Form of Trustee's Certificate of Authentication...................................15

ARTICLE III THE SECURITIES.......................................................................................15
            Section 3.1        Amount Unlimited; Issuable in Series..............................................15
            Section 3.2        Denominations.....................................................................18
            Section 3.3        Execution, Authentication, Delivery and Dating....................................18
            Section 3.4        Temporary Securities..............................................................19
            Section 3.5        Registration, Registration of Transfer and Exchange...............................20
            Section 3.6        Mutilated, Destroyed, Lost and Stolen Securities..................................21
            Section 3.7        Payment of Interest; Interest Rights Preserved....................................22
            Section 3.8        Persons Deemed Owners.............................................................23

---------------------------------
(1)   Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.


            Section 3.9        Cancellation......................................................................24
            Section 3.10       Computation of Interest...........................................................24
            Section 3.11       Global Securities.................................................................24

ARTICLE IV SATISFACTION AND DISCHARGE............................................................................27
            Section 4.1        Satisfaction and Discharge of Securities of any Series............................27
            Section 4.2        Application of Trust Money........................................................29
            Section 4.3        Satisfaction and Discharge of Indenture...........................................30
            Section 4.4        Reinstatement.....................................................................30

ARTICLE V REMEDIES...............................................................................................31
            Section 5.1        Events of Default.................................................................31
            Section 5.2        Acceleration of Maturity; Rescission and Annulment................................32
            Section 5.3        Collection of Indebtedness and Suits for Enforcement by Trustee...................34
            Section 5.4        Trustee May File Proofs of Claim..................................................34
            Section 5.5        Trustee May Enforce Claims Without Possession of Securities.......................35
            Section 5.6        Application of Money Collected....................................................36
            Section 5.7        Limitation on Suits...............................................................36
            Section 5.8        Unconditional Right of Holders to Receive Principal,  Premium and Interest........37
            Section 5.9        Restoration of Rights and Remedies................................................37
            Section 5.10       Rights and Remedies Cumulative....................................................37
            Section 5.11       Delay or Omission Not Waiver......................................................38
            Section 5.12       Control by Holders................................................................38
            Section 5.13       Waiver of Past Defaults...........................................................38
            Section 5.14       Undertaking for Costs.............................................................38
            Section 5.15       Waiver of Stay or Extension Laws..................................................39

ARTICLE VI THE TRUSTEE...........................................................................................39
            Section 6.1        Certain Duties and Responsibilities...............................................39
            Section 6.2        Notice of Defaults................................................................41
            Section 6.3        Certain Rights of Trustee.........................................................41
            Section 6.4        Not Responsible for Recitals or Issuance of Securities............................42
            Section 6.5        May Hold Securities...............................................................43
            Section 6.6        Money Held in Trust...............................................................43
            Section 6.7        Compensation and Reimbursement....................................................43
            Section 6.8        Qualification of Trustee; Conflicting Interests...................................43
            Section 6.9        Corporate Trustee Required; Eligibility...........................................44
            Section 6.10       Resignation and Removal; Appointment of Successor.................................44
            Section 6.11       Acceptance of Appointment by Successor............................................46
            Section 6.12       Merger, Conversion, Consolidation or Succession to Business.......................47


                                      ii

            Section 6.13       Preferential Collection of Claims Against Company.................................48
            Section 6.14       Appointment of Authenticating Agent...............................................52

ARTICLE VII HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY....................................................54
            Section 7.1        Company to Furnish Trustee Names and Addresses of Holders.........................54
            Section 7.2        Preservation of Information; Communications to Holders............................55
            Section 7.3        Reports by Trustee................................................................56
            Section 7.4        Reports by Company................................................................58

ARTICLE VIII CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE................................................59
            Section 8.1        Company May Consolidate, etc., Only on Certain Terms..............................59
            Section 8.2        Successor Corporation Substituted.................................................60
            Section 8.3        Officers' Certificate and Opinion of Counsel......................................60

ARTICLE IX SUPPLEMENTAL INDENTURES...............................................................................60
            Section 9.1        Supplemental Indentures Without Consent of Holders................................60
            Section 9.2        Supplemental Indentures with Consent of Holders...................................62
            Section 9.3        Execution of Supplemental Indentures..............................................63
            Section 9.4        Effect of Supplemental Indentures.................................................63
            Section 9.5        Conformity with Trust Indenture Act...............................................64
            Section 9.6        Reference in Securities to Supplemental Indentures................................64

ARTICLE X COVENANTS..............................................................................................64
            Section 10.1       Payment of Principal, Premium and Interest........................................64
            Section 10.2       Maintenance of Office or Agency...................................................64
            Section 10.3       Money for Security Payments to be Held in Trust...................................65
            Section 10.4       Corporate Existence...............................................................67
            Section 10.5       Maintenance of Properties.........................................................67
            Section 10.6       Payment of Taxes and Other Claims.................................................67
            Section 10.7       Limitations on Liens..............................................................68
            Section 10.8       Limitations on Sale and Leaseback.................................................69
            Section 10.9       Statement by Officers as to Default...............................................70
            Section 10.10      Waiver of Certain Covenants.......................................................70
            Section 10.11      Defeasance of Certain Obligations.................................................70

ARTICLE XI REDEMPTION OF SECURITIES..............................................................................72
            Section 11.1       Applicability of Article..........................................................72
            Section 11.2       Election to Redeem; Notice to Trustee.............................................73
            Section 11.3       Selection by Trustee of Securities to be Redeemed.................................73


                                      iii

            Section 11.4       Notice of Redemption..............................................................73
            Section 11.5       Deposit of Redemption Price.......................................................74
            Section 11.6       Securities Payable on Redemption Date.............................................74
            Section 11.7       Securities Redeemed in Part.......................................................75

ARTICLE XII SINKING FUNDS........................................................................................75
            Section 12.1       Applicability of Article..........................................................75
            Section 12.2       Satisfaction of Sinking Fund Payments with Securities.............................76
            Section 12.3       Redemption of Securities for Sinking Fund.........................................76

     INDENTURE, dated as of September [_], 2000, between McCORMICK & COMPANY, INCORPORATED, a Maryland corporation (the "Company"), and SUNTRUST BANK, a national banking association organized under the laws of the State of Georgia, as trustee (the "Trustee").


                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1 DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this Indenture; and

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 1.4.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Attributable Debt" with respect to any sale leaseback transaction restricted by Section 10.8 means the lesser of (i) the total net amount of rent required to be paid during the remaining base term of the related lease or until the earliest date on which the lessee may terminate such lease upon payment of a penalty or a lump-sum termination payment (in which case the total net rent shall include such penalty or termination payment), discounted at the weighted average interest rate borne by the Outstanding Securities, compounded semi-annually, or (ii) the sale price of the property so leased multiplied by a fraction, the numerator of which is the remaining base term of the related lease and the denominator of which is the base term of such lease.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

     "Beneficial Owner" means, with respect to Global Securities, the Person who is the beneficial owner of such Securities as reflected on the books of the Depositary for such Securities or on the books of a Person maintaining an account with such Depositary (directly or as an indirect participant, in accordance with the rules of such Depositary).

     "Board of Directors" means either the board of directors of the Company, as the case may be, or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, regulation or executive order to close.

     "Certificate of a Firm of Independent Public Accountants" means a certificate signed by any firm of independent public accountants of recognized standing selected by the Company. The term "independent" when used with respect to any specified firm of public accountants means such a firm which (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Securities of any series or in any affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions, but such firm may be the regular auditors employed by the Company. Whenever it is herein provided that any Certificate of a Firm of Independent Public Accountants shall be furnished to the Trustee for Securities of any series, such Certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its President or a Vice President, and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Consolidated Net Tangible Assets" means the total assets of the Company and its consolidated subsidiaries, including the investment in (at equity) and the net amount of advances to and accounts receivable from corporations which are not consolidated subsidiaries less the following:

         (i) current liabilities of the Company and its consolidated subsidiaries, including an amount equal to indebtedness required to be redeemed by reason of any sinking fund payment due in 12 months or less from the date as of which current liabilities are to be determined;

         (ii) all other liabilities of the Company and its consolidated subsidiaries other than Funded Debt, deferred income taxes and liabilities for employee post-retirement health plans other than pensions recognized in accordance with Statement of Financial Accounting Standards No. 106;

        (iii) all depreciation and valuation reserves and all other reserves (except for reserves for contingencies which have not been allocated to any particular purpose) of the Company and its consolidated subsidiaries;

         (iv) the book amount of all segregated intangible assets of the Company and its consolidated subsidiaries, including, but without limitation, such items as goodwill, trademarks, trade names, patents and unamortized debt discount and expense less unamortized debt premium; and

          (v) appropriate adjustments on account of minority interests of other persons holding stock in subsidiaries.

     Consolidated Net Tangible Assets shall be determined on a consolidated basis in accordance with generally accepted accounting principles and as provided herein.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 919 E. Main Street, Richmond, Virginia, 23219, Attn: Corporate Trust Department; provided that with respect to presentment, transfer, exchange, registration or payment of Securities, "Corporate Trust Office" means at the date hereof SunTrust Bank c/o Harris Trust Bank of New York, Wall Street Plaza, 88 Pine Street, 19th Floor, New York, New York 10005.

     "Corporation" includes corporations, associations, companies and business trusts.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Depositary" means a clearing agency registered as such under the Exchange Act, as amended, or any successor thereto, which shall in either case be designated by the Company pursuant to Section 3.1 until a successor

Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of that series.

     "Discounted Security" means any Security which provides for an amount (excluding any amounts attributable to accrued but unpaid interest thereon) less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

     "Dollars" and the sign "$" mean the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "Event of Default" has the meaning specified in Article V.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exempted Indebtedness" means as of any particular time the sum of (i) all then outstanding indebtedness for borrowed money of the Company and Restricted Subsidiaries incurred after the date hereof and secured by any mortgage, security interest, pledge or lien other than those permitted by paragraph (a) of
Section 10.7, and (ii) all Attributable Debt with respect to Sale and Leaseback Transactions entered into by the Company and Restricted Subsidiaries after the date hereof other than those permitted by paragraph (a) of Section 10.8.

     "Funded Debt" means any indebtedness of the Company or a Restricted Subsidiary for borrowed money having a maturity of more than 12 months from the date such indebtedness was incurred or having a maturity of less than 12 months but by its terms being renewable or extendable beyond 12 months from the date such indebtedness was incurred at the option of the obligor.

     "Global Security" means a Security evidencing all or part of a series of Securities which is executed by the Company and authenticated and delivered to the Depositary or pursuant to the Depositary's instructions, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered in the name of the Depositary or its nominee and which shall represent the amount of uncertificated securities as specified therein.

     "Government Obligations" means securities that are (i) direct obligations of the government which issued the currency in which the Securities of a particular series are payable or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government that issued the currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such currency and are not callable or redeemable at the option of the issuer thereof.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.1.

     "Interest", when used with respect to a Discounted Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice President or the Treasurer, and by the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (including in-house counsel) or the Trustee, and who shall be reasonably acceptable to the Trustee.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the

     Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and Securities, except to the extent provided in Section 4.3, with respect to which the Company has effected defeasance as provided in Article IV; and

          (c) Securities that have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) Securities owned by the Company, any obligor upon the Securities or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that (A) in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded and
(B) Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor; and (ii) the principal amount of any Discounted Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration pursuant to
Section 5.2.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

     "Principal Property" means any manufacturing or processing plant or warehouse, together with the land upon which it is erected and any fixtures and equipment comprising a part thereof, owned by the Company or any Restricted Subsidiary and located in the United States, the book value (net of depreciation) of which on the date as of which the determination is being made is an amount which exceeds 1% of Consolidated Net Tangible Assets, other than any such manufacturing or processing plant or warehouse or any portion thereof or any such fixture or equipment (together with the land upon which it is erected and any fixtures and equipment comprising a part thereof) (i) which is financed by Industrial Development Bonds or (ii) which, in the opinion of the Board of Directors, is not of material importance to the total business conducted by the Company and its Subsidiaries, taken as a whole.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

     "Responsible Officer", when used with respect to the Trustee, means any officer assigned to the Corporate Trust Department of the Trustee, including any vice president, assistant vice president, assistant secretary or any other officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means any Subsidiary that owns, operates or leases one or more Principal Properties.

     "Securities" has the meaning specified in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means each corporation of which the Company or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own securities entitling the holders thereof to elect a majority of the directors, either at all times or so long as there is no default or contingency that permits the holders of any other class or classes of securities to vote for the election of one or more directors.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

     "Yield to Maturity", when used with respect to any Discounted Security, means the yield to maturity, if any, set forth on the face thereof.

SECTION 1.2 COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company or any obligor on the Securities shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants, compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate (other than certificates provided pursuant to Section 10.9) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, any one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the

Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4 ACTS OF HOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.5 NOTICES, ETC. TO TRUSTEE AND COMPANY.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at 919 E. Main Street, Richmond, Virginia, 23219, Attn:
Corporate Trust Department; or

     (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose (except as provided in Section 5.1(c)) hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 18 Loveton Circle, Sparks, Maryland, 21152, Attention: Secretary; or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6 NOTICE TO HOLDERS; WAIVER.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

SECTION 1.7 CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control.

SECTION 1.8 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9 SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10 SEPARABILITY CLAUSE.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11 BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12 GOVERNING LAW.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.13 LEGAL HOLIDAYS.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue with respect to such payment for the period from and after such

Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such next succeeding Business Day.

SECTION 1.14 CERTAIN MATTERS RELATING TO CURRENCIES.

     Whenever any action or Act is to be taken hereunder by the Holders of Securities denominated in different currencies or currency units, then for purposes of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a foreign currency or currency unit shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of a spot rate of exchange specified to the Trustee for such series in an Officers' Certificate for such Foreign Currency or currency unit into Dollars as of the date the taking of such action or Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to such Trustee.

     The Trustee shall segregate moneys, funds and accounts held by the Trustee in one currency or currency unit from any moneys, funds or accounts held in any other currencies or currency units, notwithstanding any provision herein that would otherwise permit the Trustee to commingle such amounts.


                                   ARTICLE II
                                 SECURITY FORMS

SECTION 2.1           FORMS GENERALLY.

     The Securities of each series shall be in substantially the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the

Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2           FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     Subject to Section 6.14, the Trustee's certificate of authentication shall be in substantially the following form:

This is one of the Securities referred to in the within-mentioned Indenture.


                            ---------------------------------

                                                SUNTRUST BANK
                                                   as Trustee


                                            By _______________________________
                                               Authorized Officer


                                   ARTICLE III

                                 THE SECURITIES

SECTION 3.1           AMOUNT UNLIMITED; ISSUABLE IN SERIES.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of any series,

                           (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                           (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7);

                           (3) the date or dates on which the principal of the Securities of the series is payable;

                           (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue (which, in either case or both, if so provided in such Board Resolution, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time), the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                           (5) the place or places where, subject to the provisions of Section 10.2, the principal of (and premium, if any) and interest on Securities of the series shall be payable, any Securities of that series may be surrendered for exchange, and notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served;

                           (6) the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                           (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                           (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                           (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

                           (10) any Events of Default and covenants of the Company with respect to the Securities of that series, whether or not such Events of Default or covenants are consistent with the Events of Defaults or covenants set forth herein;

                           (11) if other than Dollars, the currency or currency unit in which payment of the principal of (and premium, if any) or interest, if any, on the Securities of that series shall be made or in which the Securities of that series shall be denominated and the particular provisions applicable thereto;

                           (12) if the principal of (and premium, if any) and interest, if any, on the Securities of that series are to be payable, at the election of the Company or a Holder thereof, in a currency or currency unit other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency or currency unit in which such Securities are denominated or stated to be payable and the currency or currency unit in which such Securities are to be so payable;

                           (13) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of that series may be determined with reference to an index based on a currency or currency unit other than that in which such Securities are denominated or stated to be payable or any other index, the manner in which such amounts shall be determined;

                           (14) if the Securities of that series do not bear interest, the applicable dates for purposes of Section 7.1;

                           (15) if the provisions of Section 4.1 relating to the satisfaction and discharge of this Indenture shall apply to the Securities of that series; or if provisions for the satisfaction and discharge of this Indenture other than as set forth in Section 4.1 shall apply to the Securities of that series;

                           (16) the application, if any, of Section 10.11 to the Securities of that series;

                           (17) whether the Securities of that series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities; and whether such Global Security or Securities shall be temporary or permanent; and

                           (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, and except as may otherwise be provided in or pursuant to such Board Resolution relating thereto. The terms of such Securities, as set forth above, may be determined by the Company from time to time if so provided in or established pursuant to the authority granted in a Board Resolution. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 3.2           DENOMINATIONS.

     The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 3.3           EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

With respect to Securities of a series whose terms are to be established from time to time the Trustee shall be entitled to receive the Opinion of Counsel described in this Section in connection with the first authentication of Securities of that series. If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 3.4           TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations. Until so exchanged, the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 3.5           REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of the same tenor in any authorized denomination or denominations and of a like aggregate principal amount.

     At the option of the Holder, Securities may be exchanged for other Securities of the same series of the same tenor in any authorized denomination or denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or
11.7 not involving any transfer.

     The Company shall not be required (a) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before the day of the selection of the Securities to be redeemed under
Section 11.3 or Section 12.3 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part, or (c) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

SECTION 3.6           MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If (i) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the

Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, may, instead of issuing a new Security, pay any such Security.

     Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7           PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name the Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, and at maturity, to the persons to whom principal is payable.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

     (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business and on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date and, in the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Person in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

     (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.8           PERSONS DEEMED OWNERS.

     Prior to and at the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9           CANCELLATION.

     All Securities surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and, if requested, certification of their destruction delivered to the Company, unless by a Company Order the Company directs that canceled securities be returned to it.

SECTION 3.10          COMPUTATION OF INTEREST.

     Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.11          GLOBAL SECURITIES.

     If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 3.3 and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Securities of such series to be represented by one or more Global Securities,
(ii) shall be registered in the name of the depositary for such Global
Security or Securities or the nominee of such depositary, (iii) shall be delivered by the Trustee to such depositary or pursuant to such depositary's instruction, and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary". The Trustee shall deal with the Depositary and its participants as representatives of the Beneficial Owners of the Global Securities for purposes of exercising the rights of the Holders hereunder and the rights of the Beneficial Owners of the Global Securities shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary and its participants. Beneficial Owners shall not be entitled to certificates for Global Securities as to which they are the Beneficial Owners. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

     Notwithstanding any other provision of this Section or Section 3.5, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. The Beneficial Owner's ownership of Securities shall be recorded on the records of a participant of the Depositary that maintains such Beneficial Owner's account for such purpose and the participant's record ownership of such Securities shall be recorded on the records of the Depositary.

     If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for Securities of a series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, and the Company shall not have appointed a successor Depositary with respect to the Securities of such series, or if at any time there shall have occurred and be continuing an Event of Default under this Indenture with respect to the Securities of such series, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     If specified by the Company pursuant to Section 3.1 with respect to Securities of a series, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge,

               (i) to each Person specified by the Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

               (ii) to the Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

     Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section 3.11 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.1  SATISFACTION AND DISCHARGE OF SECURITIES OF ANY SERIES.

     (a) The Company shall be deemed to have satisfied and discharged the entire indebtedness on all the Securities of any particular series (i) that have become due and payable, or (ii) by their terms are to become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the Securities of such series, or (iii) with respect to which this Section 4.1 is specified to be applicable pursuant to Section 3.1, and, so long as no Event of Default shall be continuing, the Trustee for the Securities of such series, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when:

     (1)  either

          (A) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) any Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6,
     (ii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender is not required as provided in Section 11.6 and (iii) Securities and coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in the last paragraph of
     Section 10.3) have been delivered to such Trustee for cancellation; or

          (B) with respect to all Outstanding Securities of such series described in (A) above (and, in the case of (i) or (ii) below, any coupons appertaining thereto) not theretofore so delivered to the Trustee for the Securities of such series for cancellation:

               (i) the Company has deposited or caused to be deposited with such Trustee as trust funds in trust an amount in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series), sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series and any related coupons for unpaid principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date as contemplated by Section 4.2, as the case may be; or

               (ii) the Company has deposited or caused to be deposited with such Trustee as obligations in trust such amount of Government Obligations as will, as evidenced by a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series and any related coupons for unpaid principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date as contemplated by Section 4.2, as the case may be; or

               (iii) the Company has deposited or caused to be deposited with such Trustee in trust an amount equal to the amount referred to in clause (i) or (ii) in any combination of currency or currency unit or Government Obligations;

     (2) the Company has paid or caused to be paid all other sums payable with respect to the Securities of such series and any related coupons;

     (3) the Company has delivered to such Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Securities of such series and any related coupons have been complied with; and

     (4) if the Securities of such series and any related coupons are not to become due and payable at their Stated Maturity within one year of the date of such deposit or are not to be called for redemption within one year of the date of such deposit under arrangements satisfactory to such Trustee as of the date of such deposit, then the Company shall have given, not later than the date of such deposit, an Opinion of Counsel based on the fact that (x) the

Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

     (b) Upon the satisfaction of the conditions set forth in this Section 4.1 with respect to all the Securities of all series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company, and the Holders of the Securities of such series and any related coupons shall look for payment only to the funds or obligations deposited with the Trustee pursuant to Section 4.1(a)(1)(B); PROVIDED, HOWEVER, that in no event shall the Company be discharged from (i) any payment obligations in respect of Securities of such series and any related coupons which are deemed not to be Outstanding under clause (c) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law, (ii) from any obligations under Sections 4.2(b), 6.7, 6.10 and 10.11 and
(iii) from any obligations under Sections 3.5 and 3.6 (except that Securities of such series issued upon registration of transfer or exchange or in lieu of mutilated, destroyed, lost or stolen Securities and any related coupons shall not be obligations of the Company) and Sections 7.1 and 10.2; and PROVIDED, FURTHER, that in the event a petition for relief under the Bankruptcy Act of 1978 or Title 11 of the United States Code or a successor statute is filed and not discharged with respect to the Company within 91 days after the deposit, the entire indebtedness on all Securities of such series and any related coupons shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Company upon Company Request.

SECTION 4.2  APPLICATION OF TRUST MONEY.

     (a) All money and obligations deposited with the Trustee for any series of Securities pursuant to Section 4.1 shall be held irrevocably in trust and shall be made under the terms of an escrow trust agreement in form satisfactory to such Trustee. Such money and obligations shall be applied by such Trustee, in accordance with the provisions of the Securities, any coupons, this Indenture and such escrow trust agreement, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as such Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities for the payment of which such money and obligations have been deposited with such Trustee. If Securities of any series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provision or in accordance with any mandatory sinking fund requirement, the Company shall make such arrangements as are reasonably satisfactory to the Trustee for any series of Securities for the giving of notice of redemption by such Trustee in the name, and at the expense, of the Company.

     (b) The Company shall pay and shall indemnify the Trustee for any series of Securities against any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to Section 4.1 or the interest and principal received in respect of such Government Obligations other than any such tax, fee or other charge which by law is payable by or on behalf of Holders. The obligation of the Company under this Section 4.2(b) shall be deemed to be an obligation of the Company under Section 6.7(b).

                  (c) Anything in this Article IV to the contrary notwithstanding, the Trustee for any series of Securities shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 4.1 which, as expressed in a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, are in excess of the amount thereof which would then have been required to be deposited for the purpose for which such money or Government Obligations were deposited or received provided such delivery can be made without liquidating any Government Obligations.

SECTION 4.3  SATISFACTION AND DISCHARGE OF INDENTURE.

         Upon compliance by the Company with the provisions of Section 4.1 as to the satisfaction and discharge of each series of Securities issued hereunder, and if the Company has paid or caused to be paid all other sums payable under this Indenture, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Company Request and receipt of an Opinion of Counsel and an Officers' Certificate complying with the provisions of Section 1.2, the Trustees for all series of Securities (at the expense of the Company) shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.

         Notwithstanding the satisfaction and discharge of this Indenture, any obligations of the Company under Sections 3.5, 3.6, 4.2(b), 6.7, 6.10, 7.1, 10.2 and 10.11 and the obligations of the Trustee for any series of Securities under
Section 4.2 shall survive.

SECTION 4.4  REINSTATEMENT.

         If the Trustee for any series of Securities is unable to apply any of the amounts (for purposes of this Section 4.4, "Amounts") or Government Obligations, as the case may be, described in Section 4.1(a)(1)(B)(i) or (ii), respectively, in accordance with the provisions of Section 4.1 by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of such series and the coupons, if any, appertaining thereto shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.1 until such time as the Trustee for such series is permitted to apply all such Amounts or Government Obligations, as the case may be, in accordance with the provisions of Section 4.1; PROVIDED, HOWEVER, that if, due to the reinstatement of its rights or obligations hereunder, the Company has made any payment of principal of (or premium, if any) or interest, if any, on such Securities or coupons, the Company shall be subrogated to the rights of the Holders of such Securities or coupons to receive payment from such Amounts or Government Obligations, as the case may be, held by the Trustee for such series.


                                    ARTICLE V

                                    REMEDIES

SECTION 5.1  EVENTS OF DEFAULT.

         Unless otherwise specified in Section 3.1 with respect to any series of Securities, "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest on any Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (b) default in the payment of the principal of (or premium, if any, on) any Security of such series at its Maturity; or

                  (c) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a default in the performance, or a breach, of a covenant or warranty which is specifically dealt with elsewhere in this Section or which has expressly been included in this Indenture solely for the benefit of series of Securities other than such series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 5.2  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series shall, declare the principal amount (or, if the Securities of such series are Discounted Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders) and, upon any such declaration such principal amount (or specified amount) shall become due and payable. If an Event of Default specified in Section 5.1(d) or (e) occurs and is continuing, then the principal of all the Securities shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         At any time after such declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the Company has paid or deposited with the Trustee a sum sufficient to pay

                                    (A)     all overdue interest on all
                           Securities of such series,

                                    (B) the principal of (and premium, if any,
                           on) any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                                    (C) to the extent that payment of such
                           interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                                    (D) all sums paid or advanced by the Trustee
                           hereunder and the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel; and

                           (ii) all Events of Default with respect to Securities
                  of such series, other than the non-payment of principal of Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if:

                           (a) default is made in the payment of any interest on
                  any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                           (b) default is made in the payment of principal of
                  (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement for any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4  TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims for the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.5           TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
SECURITIES.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6           APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                           FIRST:  To the payment of all amounts due the
                  Trustee under Section 6.7; and

                           SECOND: Subject to Article XII, to the payment of the
                  amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest.

SECTION 5.7           LIMITATION ON SUITS.

         No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

                  (b) the Holders of not less than 25% in principal amount for the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the cost, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

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

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, distribute or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9           RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

SECTION 5.10          RIGHTS AND REMEDIES CUMULATIVE.

         Except as provided in Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Trustee and the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

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

SECTION 5.11          DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12          CONTROL BY HOLDERS.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, PROVIDED that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13          WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default

                  (a) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

                  (b) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14          UNDERTAKING FOR COSTS.

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

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.15          WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.1           CERTAIN DUTIES AND RESPONSIBILITIES.

                  (a) With respect to Securities of any series, except during the continuance of an Event of Default with respect to Securities of such series,

                           (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements for this Indenture.

                  (b) In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall with respect to Securities of such series exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, EXCEPT that

                           (1) this Subsection (c) shall not be construed to limit the effect of Subsection (a) of this Section;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to
                  Securities of any series and with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of such series relating to the time, method and place of conducting and proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                           (4) no provision of this Indenture shall require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

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

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2           NOTICE OF DEFAULTS.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of the board of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 5.1(d) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.3           CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 6.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate and Opinion of Counsel;

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

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence or indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 6.4           NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein, and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

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

SECTION 6.5           MAY HOLD SECURITIES.

         The Trustee, any Authenticating Agent, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.6           MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

SECTION 6.7           COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

                           (a) to pay to the Trustee from time to time
                  reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (b) to reimburse the Trustee upon its request for all
                  reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                           (c) to indemnify the Trustee for, and to hold it
                  harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 6.8           QUALIFICATION OF TRUSTEE; CONFLICTING INTERESTS.

         The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application

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

referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded Securities of any particular series of Securities other than that series.

SECTION 6.9           CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder which shall be:

                           (i) a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal or State authority, or

                           (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation, or other order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to a United States institutional trustee, having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or a Person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee upon the Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10          RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the

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

Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by an Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                           (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 6.8 hereof after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months unless the Trustee's duty to resign is stayed in accordance with Section 310(b) of the Trust Indenture Act, or

                           (2) the Trustee shall cease to be eligible under
         Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of any one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the securities of such series and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor
Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of such Securities and accepted appointment in the manner required by Section 6.11, the Holder of any Security of such series who has been a bona fide Holder for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.11  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee;
and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trust and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers, trusts and duties referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in Subsection (c) of this Section):

                           (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                           (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, SUBJECT, HOWEVER, to the rights, if any, of the Company and its other creditors in such property or such proceeds. Nothing herein contained, however, shall affect the right of the Trustee:

                                    (A) to retain for its own account (i)
                           payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

                                    (B) to realize, for its own account, upon
                           any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

                                    (C) to realize, for its own account, but
                           only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within three months; or

                                    (D) to receive payment on any claim referred
                           to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders of the Securities and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities, with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee that has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                           (i) the receipt of property or reduction of claim,
                  which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

                           (ii) such receipt of property or reduction of claim
                  occurred within three months after such resignation or removal.

                  (b) There shall be excluded from the operation of Subsection
(a) of this Section a creditor relationship arising from:

                           (1) the ownership or acquisition of securities issued
                  under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                           (2) advances authorized by a receivership or
                  bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                           (3) disbursements made in the ordinary course of
                  business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                           (4) an indebtedness created as a result of services
                  rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

                           (5) the ownership of stock or of other securities of
                  a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                           (6) the acquisition, ownership, acceptance or
                  negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

                  (c)      For the purposes of this Section only:

                           (1) the term "default" means any failure to make
                  payment in full of the principal of or interest (and premium, if any) on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                           (2) the term "other indenture securities" means
                  securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee,
                  (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                           (3) the term "cash transaction" means any transaction
                  in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks and payable upon demand;

                           (4) the term "self-liquidating paper" means any
                  draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                           (5) the term "Company" means any obligor upon the Securities;

                           (6) the term "Federal Bankruptcy Code" means the
                  Bankruptcy Code or Title 11 of the United States Code; and

                           (7) the term "Federal Reserve Act, as amended" means Title 12 of the United States Code.

SECTION 6.14  APPOINTMENT OF AUTHENTICATING AGENT.

         At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                       SUNTRUST BANK, As Trustee


                                       By
                                          -------------------------------------
                                                  As Authenticating Agent


                                       By
                                          -------------------------------------
                                                    Authorized Officer


                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, not later than June 30th and December 30th in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding June 15th or December 15th, as the case may be; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

SECTION 7.2           PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar or Paying Agent (if so acting). The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                  (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states the applicants' desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                           (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

                           (2) inform such applicants as to the approximate
                  number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), a copy of the form of proxy or other communication which is specified in such requests, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

SECTION 7.3           REPORTS BY TRUSTEE.

                  (a) Within 60 days after March 31st of each year commencing with the first March 31st after the first issuance of Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such March 31st with respect to any of the following events which may have occurred within the prior 12 months (but if no such event has occurred within such period no report need be transmitted):

                           (1) any change to its eligibility under Section 6.9
                  and its qualifications under Section 310(b) of the Trust Indenture Act pursuant to Section 6.8 hereof;

                           (2) the creation of any material change to a
                  relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

                           (3) the character and amount of any advances (and if
                  the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                           (4) any change to the amount, interest rate and
                  maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3), (4) or (6);

                           (5) any change to the property and funds, if any,
                  physically in the possession of the Trustee as such on the date of such report;

                           (6) any additional issue of Securities which the
                  Trustee has not previously reported; and

                           (7) any action taken by the Trustee in the
                  performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.2.

                  (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection
(a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

                  (c) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and also with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.4           REPORTS BY COMPANY.

         The Company and any other obligor upon the Securities shall:

                           (a) file with the Trustee, within 15 days after the
                  Company or any other obligor upon the Securities is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or any other obligor upon the Securities may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company or any other obligor upon the Securities is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and, to the extent permitted by the Commission, the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                           (b) file with the Trustee and the Commission, in
                  accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or any other obligor upon the Securities with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (c) transmit by mail to all Holders, as their names
                  and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company or any other obligor upon the Securities pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1           COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                           (1) in case the Company shall consolidate with or
                  merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interests on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                           (2) immediately after giving effect to such
                  transaction and treating any indebtedness that becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                           (3) if, as a result of any such consolidation or
                  merger or such conveyance, transfer or lease, any Principal Property of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance that would not be permitted by this Indenture, the Company or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                           (4) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.2           SUCCESSOR CORPORATION SUBSTITUTED.

         Upon any consolidation by the Company, with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease, the Company shall be discharged from all obligations and covenants under the Indenture and the Securities.

SECTION 8.3           OFFICERS' CERTIFICATE AND OPINION OF COUNSEL.

         The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive and rely upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article VIII.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.1           SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (1) to evidence the succession of another Person to
                  the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                           (2) to add to the covenants of the Company for the
                  benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                           (3) to add any additional Events of Default with
                  respect to any or all series of Securities (and, if any such Event of Default applies to fewer than all series of Securities, stating each series to which such Event of Default applies); or

                           (4) to add or change any of the provisions of this
                  Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                           (5) to change or eliminate any of the provisions of
                  this Indenture, PROVIDED that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                           (6) to establish the form or terms of Securities of
                  any series as permitted by Sections 2.1 and 3.1; or

                           (7) to evidence and provide for the acceptance of
                  appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                           (8) to cure any ambiguity, to correct or supplement
                  any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; or

                           (9) to add to the conditions, limitations and
                  restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Securities, as herein set forth, other conditions, limitations and restrictions thereafter to be observed; or

                           (10) to supplement any of the provisions of this
                  Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 4.1 or 10.11, PROVIDED that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect; or

                           (11) to comply with the requirements of the
                  Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.5 or otherwise; or

                           (12) to make any change that does not adversely
                  affect the legal rights under this Indenture of any Holder of Securities of any series.

SECTION 9.2           SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                           (a) change the Stated Maturity of the principal of,
                  or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discounted Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                           (b) reduce the percentage in principal amount of the
                  Outstanding Securities, the consent of whose

                  Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                           (c) modify any of the provisions of this Section or
                  Sections 5.13 and 10.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.10, or the deletion of this provision, in accordance with the requirements of Sections 6.11(b) and 9.1(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         Upon the request of the Company, each accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3           EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4           EFFECT OF SUPPLEMENTAL INDENTURES.


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         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5           CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect and shall be deemed to include any provisions of the Trust Indenture Act necessary to effect such conformity.

SECTION 9.6           REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                    ARTICLE X

                                    COVENANTS

SECTION 10.1          PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 10.2          MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in each Place of Payment for any series of Securities, an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The office of the Trustee at its Corporate Trust Office or at the offices or agencies of its agent shall be such office or


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

agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

SECTION 10.3          MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent, it will, on or not more than one Business Day before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         If the Company is not acting as Paying Agent, the Company will, on or before each due date of the principal of (and premium, if any), or interest on, any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

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

                           (a) hold all sums held by it for the payment of the
                  principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (b) give the Trustee notice of any default by the
                  Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

                           (c) at any time during the continuance of any such
                  default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                           (d) acknowledge, accept and agree to comply in all
                  aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Unless otherwise required by applicable law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, or mail to each such Holder or both notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification,

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

publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4          CORPORATE EXISTENCE.

         Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders; and PROVIDED, FURTHER, HOWEVER, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of their respective assets in compliance with the terms of this Indenture.

SECTION 10.5          MAINTENANCE OF PROPERTIES.

         The Company shall cause all properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.6          PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and
(ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

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

SECTION 10.7          LIMITATIONS ON LIENS.

                  (a) The Company will not, and will not permit any Restricted Subsidiary to, hereafter, create, assume or suffer to exist any mortgage, security interest, pledge or lien (herein referred to as a "Lien") of or upon any Principal Property, or any shares of capital stock or evidences of indebtedness for borrowed money issued by any Restricted Subsidiary and owned by the Company or any Restricted Subsidiary, whether owned at the date of this Indenture or thereafter acquired, without making effective provision, and the Company in such case will make or cause to be made effective provision, whereby the Securities shall be secured by such Lien equally and ratably with any and all other indebtedness or obligations thereby secured, so long as such indebtedness or obligations shall be so secured; PROVIDED, HOWEVER, that the foregoing shall not apply to any of the following:

                           (1) Liens that exist on the date of this Indenture;

                           (2) Liens on property of any corporation existing at
                  the time such corporation becomes a Subsidiary;

                           (3) Liens in favor of the Company or any Subsidiary;

                           (4) Liens in favor of governmental bodies to secure
                  progress, advance or other payments pursuant to contract or statute or indebtedness incurred to finance all or a part of construction of or improvements to property subject to such Liens;

                           (5) Liens on property existing at the time of
                  acquisition thereof (including acquisition through merger or consolidation), and construction and improvement Liens that are entered into within 180 days from the date of such construction or improvement, provided that in the case of construction or improvement the Lien shall not apply to any property theretofore owned by the Company or any Restricted Subsidiary except substantially unimproved real property on which the property so constructed or the improvement is located;

                           (6) mechanics' and similar Liens arising in the
                  ordinary course of business in respect of obligations not due or being contested in good faith;

                           (7) Liens for taxes, assessments, or governmental
                  charges or levies that are not delinquent or are being contested in good faith;

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

                           (8) Liens arising from any legal proceedings that are
                  being contested in good faith;

                           (9) any Liens that (i) are incidental to the ordinary
                  conduct of its business or the ownership of its properties and assets, (ii) were not incurred in connection with the borrowing of money or the obtaining of advances or credit and
                  (iii) do not in the aggregate materially detract from the value of the property of the Company or any Subsidiary or materially impair the use thereof in the operation of its business;

                           (10) Liens securing industrial development or
                  pollution control bonds; and

                           (11) Liens for the sole purpose of extending,
                  renewing or replacing (or successively extending, renewing or replacing) in whole or in part any of the foregoing.

                  (b) Notwithstanding the provisions of paragraph (5) of this
Section 10.7, the Company or any Restricted Subsidiary may, without equally and ratably securing the Securities, create or assume Liens which would otherwise be subject to the foregoing restrictions if at the time of such creation or assumption, and after giving effect thereto, Exempted Indebtedness does not exceed 15% of Consolidated Net Tangible Assets.

SECTION 10.8          LIMITATIONS ON SALE AND LEASEBACK.

                  (a) The Company will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any person providing for the leasing (as lessee) by the Company or any Restricted Subsidiary of any Principal Property (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries) which property has been or is to be sold or transferred by the Company or a Restricted Subsidiary to such person (herein referred to as a "Sale and Leaseback Transaction") unless either (i) the Company or such Restricted Subsidiary would be entitled to incur a Lien on such property without equally and ratably securing the Securities pursuant to clauses (5) and (11) of paragraph (a) of Section 10.7 or (ii) the net proceeds of such sale are at least equal to the fair value (as determined by the Board of Directors) of such property and the Company shall apply an amount equal to the net proceeds of such sale to the retirement (other than any mandatory retirement or payment at maturity) of (x) securities (other than any retirement prohibited by the terms of any Securities pursuant to prohibitions on advance refundings) or (y) Funded Debt of the Company or any Restricted Subsidiary ranking prior to or

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

on a parity with the Securities, within 120 days of the effective date of any such arrangement.

                  (b) Notwithstanding the provisions of paragraph (a) of this
Section 10.8, the Company or any Restricted Subsidiary may enter into Sale and Leaseback Transactions, if at the time of such entering into, and after giving effect thereto, Exempted Indebtedness does not exceed 15% of Consolidated Net Tangible Assets.

SECTION 10.9          STATEMENT BY OFFICERS AS TO DEFAULT.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 10.1 to 10.8, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 10.10         WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.1 through 10.8 if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or effect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 10.11         DEFEASANCE OF CERTAIN OBLIGATIONS.

         If specified pursuant to Section 3.1 to be applicable to the Securities of any series, the Company may omit to comply with and shall have no liability in respect of any term, provision, condition or limitation set forth in Section 8.1, Section 10.7 and Section 10.8 (and, if specified pursuant to Section 3.1, the Company's obligations under any other covenant), whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any Section or such other covenant to any other provision herein or in any other document, and any such omission to comply shall not constitute a default or an Event of Default under Section 5.1(c); PROVIDED, HOWEVER, that the following conditions have been satisfied:

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                           (1) with respect to all Outstanding Securities of
                  such series and any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, the Company shall have deposited or caused to be deposited with the Trustee for such series as trust funds or obligations in trust an amount of

                                    (i) cash in the currency or currency unit in
                           which the Securities of such series are payable (except as otherwise specified pursuant to Section
                           3.1 for the Securities of such series);

                                    (ii) Government Obligations; or

                                    (iii) a combination of such cash and
                           Government Obligations,

                  in each case in an amount which, together with, as evidenced by a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, the predetermined and certain income to accrue on any Government Obligations when due (without the consideration of any reinvestment thereof) is sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series and any related coupons for unpaid principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date, as the case may be;

                           (2) such deposit will not result in a breach or
                  violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                           (3) no Event of Default or event which with the
                  giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that Series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 5.1(d) or
                  Section 5.1(e) or event of which with the giving of notice or lapse of time, or both, would become an Event of Default under
                  Section 5.1(d) or Section 5.1(e) shall have occurred and be continuing on the 91st day after such date;

                           (4) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in the Section have been complied with;

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

                           (5) if the Securities of such series and any related
                  coupons are not to become due and payable at their Stated Maturity within one year of the date of such deposit or are not to be called for redemption within one year of the date of such deposit under arrangements satisfactory to such Trustee as of the date of such deposit, then the Company shall have given, not later than the date of such deposit, an Opinion of Counsel confirming that the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

                           (6) the Company shall have delivered to the Trustee
                  an Opinion of Counsel (which may be subject to the customary exceptions) to the effect that after the 91st day following deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

         All obligations of the Company under this Indenture with respect to the Securities of such series, other than with respect to Section 8.1, Section 10.7 and Section 10.8 (and, if specified pursuant to Section 3.1, the Company's obligations under any other covenant), shall remain in full force and effect. Anything in this Section 10.11 to the contrary notwithstanding, the Trustee for any series of Securities shall deliver or pay to the Company, from time to time upon Company Request, any money or Government Obligations held by it as provided in this Section 10.11 which, as expressed in a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, are in excess of the amount thereof which would then have been required to be deposited for the purpose of which such money or Government obligations were deposited or received, provided such delivery can be made without liquidating any Government Obligations.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 11.1  APPLICABILITY OF ARTICLE.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as


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otherwise specified as contemplated by Section 3.1 for Securities of any series)
in accordance with this Article.

SECTION 11.2  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Securities pursuant to
Section 11.1 shall be evidenced by a Board Resolution and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 11.3  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem to be fair and appropriate, and the amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

         The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

SECTION 11.4  NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                  (a)      the Redemption Date;

                  (b)      the Redemption Price;

                  (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;


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                  (d) in the case of a Security to be redeemed in part, the
         principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

                  (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

                  (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

                  (h)      the CUSIP Number of the Securities.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

SECTION 11.5  DEPOSIT OF REDEMPTION PRICE.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

SECTION 11.6  SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any


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

such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 3.7.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

SECTION 11.7  SECURITIES REDEEMED IN PART.

         Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 10.2 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge to the Holder, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; PROVIDED, HOWEVER, that the Depositary need not surrender Global Securities for a partial redemption and may be authorized to make a notation on such Global Security of such partial redemption. In the case of a partial redemption of the Global Securities, the Depositary, and in turn, the participants in the Depositary, shall have the responsibility to select any Securities to be redeemed by random lot.


                                   ARTICLE XII

                                  SINKING FUNDS

SECTION 12.1  APPLICABILITY OF ARTICLE.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided


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

for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 12.2  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 12.3  REDEMPTION OF SECURITIES FOR SINKING FUND.

         Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

         This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.


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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       McCORMICK & COMPANY, INCORPORATED


                                       By
                                          ____________________________________
                                          Name:
                                          Title:



                                       SUNTRUST BANK,
                                          Trustee


                                       By
                                          ____________________________________
                                          Name:
                                          Title:




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